UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 14, 2007
                                                 -------------------------------

                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                             0-22444                      25-1710500
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(State or other                   (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                               15237
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(Address of principal executive offices)                              (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))


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Item 8.01     Other Events

On August 14, 2007, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Savings Bank"), announced that the Company's Board of Directors authorized its Ninth Stock Repurchase Program. The Ninth Repurchase Program will total 125,000 shares, or approximately 5.50%, of the 2,271,885 shares of common stock expected to be outstanding upon completion of the current Eighth Stock Repurchase Program. For additional information, reference is made to the Press Release, dated August 14, 2007, which is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits

      (a)     Not applicable

      (b)     Not applicable

      (c)     Not applicable

      (d)     Exhibits

              Exhibit 99 - Press Release, dated August 14, 2007.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.



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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WVS FINANCIAL CORP.



Dated:  August 14, 2007                       By:     /s/ David J. Bursic
                                                      --------------------------
                                                      David J. Bursic
                                                      President and
                                                      Chief Executive Officer




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